UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2006

FINANCIAL ASSET SECURITIES CORP.

(as depositor under the Transfer and Servicing Agreement,
dated as of April 1, 2006, providing for the issuance of
Asset-Backed Notes, Series 2006-AM1)

Financial Asset Securities Corp.
(Exact name of registrant as specified in its charter)

Delaware	333-130961-01	06-1442101
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Steamboat Road, Greenwich, Connecticut		06830
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (203) 625-2700

--

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements.
Not applicable.
(b)	Pro Forma Financial Information.
Not applicable.
(c)	Exhibits

25.1	Statement of Eligibility of Deutsche Bank National Trust Company on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee.

Exhibit No.	Item 601(a) of Regulation S-K Exhibit No.	Description
1	25.1	Statement of Eligibility of Deutsche Bank National Trust Company on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 25, 2006

FINANCIAL ASSET SECURITIES CORP.

By:	/s/ Frank Skibo
Name:	Frank Skibo
Title:	Managing Director

INDEX TO EXHIBITS

Exhibit No.	Description	Sequentially Numbered Page
25.1	Statement of Eligibility of Deutsche Bank National Trust Company on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as Trustee.